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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Date Of Report (Date Of Earliest Event Reported):       August 16, 2000


                               VIRATA CORPORATION

             (Exact Name Of Registrant As Specified In Its Charter)



           DELAWARE                       000-28157                         77-0521696
(State Or Other Jurisdiction Of    (Commission File Number)     (IRS Employer Identification No.)
        Incorporation)

                        2933 BUNKER HILL LANE, SUITE 201
                         SANTA CLARA, CALIFORNIA  95054

              (Address Of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (408) 566-1000



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

ITEM 2 --  Acquisition or Disposition of Assets.


On August 30, 2000, Virata Corporation, a Delaware corporation (the "Registrant"), filed a Current Report on Form 8-K to report the Registrant's acquisition of all of the outstanding capital stock of Agranat Systems, Inc., a Massachusetts corporation. On August 16, 2000, Virata completed the acquisition for an aggregate purchase price of approximately $27.2 million, paid in the form of the Registrant's common stock. The purchase price was based on a fair market value per share of the Registrant's common stock of $55.07.

On October 30, 2000, an amendment to the Current Report on Form 8-K/A was filed to include the Financial Statements and Pro Forma Financial Information required by Item 7 of Form 8-K.

This amendment to the Registrant's Current Report on Form 8-K/A is being filed to update the Pro Forma Financial Information for the six months ended
October 1, 2000.

ITEM 7 -- Financial Statements, Pro Forma And Exhibits.

(b) Pro Forma Financial Information.

                               VIRATA CORPORATION

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                 (In thousands)

On August 16, 2000, Virata Corporation ("Virata") completed its acquisition of Agranat Systems, Inc. ("Agranat Systems"). Under the terms of the merger agreement, 430,188 shares of Virata common stock were exchanged for all of the outstanding capital stock of Agranat Systems. In addition, employee options to purchase shares of Agranat Systems common stock were exchanged for options to purchase 61,064 shares of Virata common stock.

On August 22, 2000, Virata completed its acquisition of Excess Bandwidth Corporation ("Excess Bandwidth"). Under the terms of the merger agreement, 5,702,731 shares of Virata common stock were exchanged for all of the outstanding capital stock of Excess Bandwidth. In addition, options and warrants to purchase shares of Excess Bandwidth common stock were exchanged for options and warrants to purchase 599,553 shares of Virata common stock. The acquisitions have been accounted for as purchase business combinations in accordance with Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations." The aggregate purchase price of the acquisitions is as follows (in thousands):


                                             Agranat Systems      Excess Bandwidth          Total
                                           -------------------  --------------------  ------------------
Shares of Virata common stock                     $23,693              $285,030            $308,723
Options and warrants to purchase Virata
 common stock                                       3,317                24,889              28,206
Direct acquisition costs                              200                 8,800               9,000
                                                  -------              --------            --------
Total                                             $27,210              $318,719            $345,929
                                                  =======              ========            ========

Under the terms of APB Opinion No. 16, the aggregate purchase price will be allocated to the net tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their estimated fair values on the effective date of the merger.

The accompanying unaudited pro forma statement of operations for the six months ended October 1, 2000 combines Virata's unaudited consolidated statement of operations for the six month period ended October 1, 2000 with Agranat
Systems' unaudited statement of operations for the six month period ended June 30, 2000 and Excess Bandwidth's unaudited statements of operations for the six month period ended September 30, 2000 and gives effect to the acquisitions as if they occurred on April 3, 2000.

                               VIRATA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                    (In thousands, except per share amounts)

                                                       Six Months Ended
                                  ---------------------------------------------------------
                                   October 1, 2000      June 30, 2000   September 30,  2000

                                      Virata                                                    Pro Forma            Pro Forma
                                    Corporation        Agranat Systems    Excess Bandwidth      Adjustments          Combined
                                  ---------------------------------------------------------------------------------------------
                                    (unaudited)          (unaudited)       (unaudited)
Revenues                            $  69,903              $1,241          $     --                  (254)    I      $   70,890
Cost of revenues                       37,166                 127                --                   (11)    I          37,282
                                  -------------------------------------------------------------------------          -----------
Gross profit                           32,737               1,114                --                  (243)               33,608
Operating expenses                    143,906               1,020             6,869               (50,704)    F,G,I     101,091
                                  -------------------------------------------------------------------------          -----------
Income (loss) from operations        (111,169)                 94            (6,869)               50,461               (67,483)
Interest and other income
 (expense), net                         8,074                 (19)               45                    (3)    I           8,097
                                  -------------------------------------------------------------------------          -----------
Income (loss) before income taxes    (103,095)                 75            (6,824)              (50,458)              (59,386)
Provision for income taxes                 --                  --                --                                          --
                                  -------------------------------------------------------------------------          -----------
Net income (loss)                   $(103,095)             $   75          $ (6,824)             $ 50,458            $  (59,386)
                                  =========================================================================          ===========

Basic and diluted net loss per
 share                              $   (1.94)                                                                       $    (1.03)
                                  ===============                                                                    ===========
Weighted average common shares -
 basic and diluted                     53,064                                                       4,651     H          57,715
                                  ===============                                               ===========          ===========

    The accompanying notes are an integral part of these pro forma condensed combined financial statements.

Note 1 - Pro Forma Adjustments and Assumptions


The valuations of intangible assets acquired were based on independent appraisals. Assuming that the acquisitions had occurred on July 2, 2000, the purchase price allocations would have been as follows:


                                                         Agranat Systems       Excess Bandwidth         Total
                                                       --------------------  ---------------------  -------------
Fair value of assets acquired and liabilities assumed       $   (273)               $  6,113           $  5,840
Workforce-in-place                                               730                   1,504              2,234
Customer base                                                  3,455                      --              3,455
Complete technology                                            9,170                  68,426             77,596
In-process research and development                              564                  79,328             79,892
Deferred compensation resulting from
  unvested options assumed                                     1,346                  17,304             18,650
Goodwill                                                      12,218                 146,044            158,262
                                                            --------               ---------           --------
Total                                                       $ 27,210               $ 318,719           $345,929
                                                            ========               =========           ========

(F) To reflect the amortization expense of intangible assets resulting from the acquisitions of Agranat Systems and Excess Bandwidth, using estimated useful lives of between three and five years and as if the acquisitions occurred on April 1, 1999 and April 3, 2000 for the one year and six month period ended April 2, 2000 and October 1, 2000, respectively.

(G) To reflect the amortization of unearned stock compensation arising from the assumption of options of Agranat Systems and Excess Bandwidth, generally over four years and as if the acquisitions occurred on April 1, 1999 and April 3, 2000 for the one year and six month period ended
       April 2, 2000 and October 1, 2000, respectively.

(H) Pro forma weighted average shares used in the calculation of Virata pro forma combined net loss per share have been computed by adding Virata's historical weighted average shares outstanding to common shares issued for the acquisitions of Agranat Systems and Excess Bandwidth. Pro forma weighted average shares excludes shares issued that are subject to repurchase by Virata.

(I) To eliminate the transactions of Agranat Systems and Excess Bandwidth included within the results of Virata for the period from acquisition to October 1, 2000.

Signature

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated as of December 1, 2000

                 VIRATA CORPORATION

                 By:  /s/ Andrew M. Vought
                   --------------------------
                   Andrew M. Vought
                   Chief Financial Officer and Secretary